Exhibit 99.A



                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                             FT LAUDERDALE DIVISION


IN RE:                   CASE NUMBER:  98-20169-BKC-RBR

                         JUDGE:    Raymond B. Ray
             DEBTOR.     CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORT (BUSINESS)
                                 FOR THE PERIOD
   FROM July 5, 1998 TO August 1, 1998 (8-1-98 is fiscal month end per books)



             Comes now the above-named debtor and files its Periodic Financial reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Paul J. Battista, Esq.
                                            Attorney for Debtor

      Debtor's Address and Phone Number:    Attorney's Address and Phone Number:
      2CONNECT EXPRESS, INC                 Kelley, Drye & Warren, LLP
      3500 Gateway Drive                    201 S. Biscayne Blvd.
      Suite 101                             2400 Miami Center
      Pompano Beach, FL  33069              Miami, FL 33131
      (954) 971-3555                        (305) 372-2400






                                    1 of 19

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
     For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)

Name of Debtor:  2CONNECT EXPRESS, INC.           Case Number: 98-20169-BKC-RBR
Date of Petition:  January 12, 1998


                                                               -------------             ----------------
                                                                                            CUMULATIVE
                                                               CURRENT MONTH             PETITION TO DATE
                                                               -------------             ----------------
1. Cash at Beginning of Period                                  $ 744,609.00              $   106,714.48
                                                                ------------              --------------
2. Receipts:
    A. Cash and Credit Card Sales                                     131.37                1,018,953.66
       Less: Cash and Credit Card Refunds                              --                      (1,333.83)
                                                                ------------             ---------------
       Net Cash and Credit Card Sales                                 131.37                1,017,619.83
                                                                ------------              --------------
    B. Collection in Post-petition A/R                              5,290.82                  308,296.67
    C. Collection on Pre-petition A/R                              21,520.93                  317,653.45
    D. Other Receipts (Schedule 2A)                                16,018.96                   93,574.14
    E. Deposits From Account Sweeps                               420,846.98                3,330,792.69
    F. Less Disbursement Sweeps                                  (420,846.98)              (3,329,950.10)
    G. Auction sales-held in bankurptcy atty trust account            576.02                  345,532.35
                                                                ------------              --------------
3. Total Receipts                                                  43,538.10                2,083,519.03
                                                                ------------              --------------
4. Total Cash Available for Operations(1+3)                       788,147.10                2,190,233.51
                                                                ------------              --------------
5. Disbursements:
    A. U.S. Trustee Quarterly Fees                                  3,750.00                    8,750.00
    B. Net Payroll                                                 19,557.76                  410,565.00
    C. Payroll Taxes Paid                                           5,149.63                  150,254.25
    D. Sales and Use Taxes                                            876.14                   47,744.46
    E. Other Taxes                                                     --                          --
    F. Rent                                                        13,054.52                  158,730.04
    G. Other Leases (attachment 3)                                     --                      33,302.96
    H. Telephone                                                      759.67                   32,831.24
    I. Utilities                                                    1,055.05                   16,770.81
    J. Travel and Entertainment                                        --                      29,030.99
    K. Vehicle Expenses                                                --                          --
    L. Office Supplies                                                 --                       5,320.61
    M. Advertising                                                     --                      22,796.89
    N. Insurance (attachment 7)                                     1,144.38                   43,106.90
    O. Purchases of Fixed Assets                                       --                          --
    P. Purchases of Inventory                                       2,016.79                  114,812.77
    Q. Manufacturing Supplies                                          --                          --
    R. Repairs and Maintenance                                         --                       1,604.19
    S. Payments to Secured Creditors                                   --                     281,499.96
    T. Other Operating Expenses(Schedule 2B)                        5,033.71                   97,362.99
                                                                ------------              --------------
6. Total Cash Disbursements                                        52,397.65                1,454,484.06
                                                                ------------              --------------
7. Ending Cash Balance (4-6)                                    $ 735,749.45              $   735,749.45
                                                                ============              ==============



I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 15th day of August, 1998. Signed: /s/ Thomas H. Hicks
                                       -------------------------------------
                                            Thomas H. Hicks, CEO, CFO

                                  Schedule 2A
                      Monthly Financial Report for Business
         For the Period Beginning July 5, 1998 and Ending August 1, 1998
                            (fiscal month per books)
                              Other Receipts Detail




ACCOUNT    DATE      CHECK #             RECEIVED FROM                           PURPOSE                          DEPOSIT
-------    ----      -------             -------------                           -------                          -------
op        7/6/98     Deposit         First Union Interest                        Interest                          151.61
op        7/6/98     Deposit         Jennifer Cullen                               Cobra                           105.03
op        7/6/98     Deposit         MobileCom                          Commission Income, not in AR             2,443.00
op        7/7/98     Deposit         First Union Interest                        Interest                           51.43
op        7/8/98     Deposit         First Union Interest                        Interest                           50.35
op        7/9/98     Deposit         First Union Interest                        Interest                           48.98
op       7/10/98     Deposit         Bobby Allison                      Store Expense Reimbursement             10,722.60
op       7/10/98     Deposit         First Union Interest                        Interest                           48.96
op       7/10/98     Deposit         James Pacey                                   Cobra                           210.30
op       7/13/98     Deposit         First Union Interest                        Interest                          144.06
op       7/14/98     Deposit         First Union Interest                        Interest                           49.63
op       7/15/98     Deposit         First Union Interest                        Interest                           48.95
op       7/16/98     Deposit         First Union Interest                        Interest                           51.59
op       7/17/98     Deposit         First Union Interest                        Interest                           50.05
op       7/20/98     Deposit         First Union Interest                        Interest                          146.19
op       7/20/98     Deposit         Jason Hersh                                   Cobra                           210.00
op       7/21/98     Deposit         First Union Interest                        Interest                           51.88
op       7/22/98     Deposit         First Union Interest                        Interest                           52.00
op       7/23/98     Deposit         Bobby Allison                      Inventory Transferred to BAC               243.16
op       7/23/98     Deposit         First Union Interest                        Interest                           51.63
op       7/24/98     Deposit         First Union Interest                        Interest                           51.96
op       7/27/98     Deposit         First Union Interest                        Interest                          153.00
op       7/27/98     Deposit         Steve Epstein                                 Cobra                           677.92
op       7/28/98     Deposit         First Union Interest                        Interest                           50.81
op       7/29/98     Deposit         First Union Interest                        Interest                           51.22
op       7/30/98     Deposit         First Union Interest                        Interest                           51.72
op       7/31/98     Deposit         First Union Interest                        Interest                           50.93
                                                                                                              -----------
                                                                                                              $ 16,018.96
                                                                                                              ===========



                                  Page 3 of 19


                                   Schedule 2B
                      Monthly Financial Report for Business
     For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)
                         Other Operating Expenses Detail

---------------------------------------------------------------------------------------------------------------------------------
 ACCOUNT          DATE      CHECK #              PAYEE                                 PURPOSE                       WITHDRAWL
---------------------------------------------------------------------------------------------------------------------------------

op               7/5/98     012847       Void Check                                    Void Check                      (64.00)
-                7/5/98     Debit        Balance Adj.                               Reconcile Balance                    0.20
op               7/6/98     012931       Thomas H. Hicks                            Employee Expenses                1,057.23
op               7/6/98     012935       CGI-Ft. Lauderdale                              Freight                        86.80
op               7/6/98     Debit        Novus Monthly Settlement                Credit Card Processing                 10.49
pay              7/9/98     Debit        ADP Fees                                  Payroll Processing                   54.59
op               7/10/98    Debit        Commercial Bank Charges                        Bank Fees                      592.22
op               7/13/98    012941       Claude Sordelet                   Reimbursement for overwithheld Ins          122.50
op               7/13/98    012942       American Stock Transfer Co.                 Transfer Agent                    500.00
op               7/13/98    012944       Telecheck                                Check Processing Fees                252.43
op               7/13/98    012945       CGI-Ft. Lauderdale                              Freight                         8.70
op               7/13/98    012948       U.S. Postmaster                                 Postage                        32.00
op               7/14/98    012950       Cartridge Crafter, Inc.                     Supplies-toner                     63.55
op               7/16/98    012951       Thomas H. Hicks                            Postage/Printing                   105.61
op               7/16/98    012954       CGI-Ft. Lauderdale                              Freight                        50.25
op               7/16/98    012957       Fredrica Blank                     Court Authorized Customer Refund            37.79
op               7/16/98    012958       Jefory Burke                       Court Authorized Customer Refund           127.19
op               7/16/98    012959       Marcus Ellner                      Court Authorized Customer Refund           129.99
op               7/16/98    012960       Gabriel Escaloua/Maria Luga        Court Authorized Customer Refund           169.59
op               7/16/98    012961       Jerry Khouly                       Court Authorized Customer Refund           127.79
op               7/16/98    012962       Diana Mercogliano                  Court Authorized Customer Refund           160.79
op               7/16/98    012963       Arlene J. Sperling                 Court Authorized Customer Refund           171.00
op               7/16/98    012964       Gary Vuong                         Court Authorized Customer Refund           105.99
pay              7/17/98    Debit        ADP Fees                                  Payroll Processing                   31.00
op               7/22/98    Debit        Bank Error                              Bank Error-(see below )             2,535.80
pay              7/24/98    Debit        ADP Fees                                  Payroll Processing                   54.00
op               7/27/98    012966       Bowne of Atlanta                        SEC filing fees-Printer               727.16
op               7/27/98    012970       CGI-Ft. Lauderdale                              Freight                        67.90
op               7/27/98    012973       Sun Sentinel                                 Classified Ad                    219.25
op               7/28/98    012974       Simon Louis                              Post-petition Refund                  31.70
op               8/1/98     Deposit      Bank Error Correction in Transit   Bank Error Correction-(see above)       (2,535.80)
                                                                                                                   ----------
                                                                                                                   $ 5,033.71
                                                                                                                   ==========


                                 ATTACHMENT #1

                  MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION


Name of Debtor: 2CONNECT EXPRESS, INC.            Case Number: 98-20169-BKC-RBR

For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)


Accounts Receivable at Petition Date:                            $ 375,266.67

Accounts Receivable Reconciliation (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):


  Beginning of Month Balance:                                    $ 271,441.93
  Plus: Current Month New Billings:                                  5,198.70
  Less: Collections During Month                                   (26,811.75)
        Accounts Written off
                                                                 ------------
  End of Month Balance:                                          $ 249,828.88
                                                                 ============


Aging: (show the total amount for each age group of accounts incurred since filing the petition)

                          -----------------------------------------------------
                          0-30 days  31-60 days  61-90 days   >90 days    Total
                          -----------------------------------------------------

           SEE ATTACHED DETAIL

Attachment #1
2CONNECT EXPRESS, INC.
TRADE RECEIVABLES
AS OF 08-01-98

                                                            TOTAL         1 TO 30      31 TO 60         61 TO 90     OVER 90
                                                            -----         -------      --------         --------     -------
A/R - Commission
         Bell South Local-Commission                      1,217.50                                                  1,217.50
         Bobby Allison Cellular ATT Commissions           4,585.75                     3,896.25                       689.50
         Nextel-Commission                                2,060.00       2,060.00
                                                    -------------------------------------------------------------------------
            Subtotal                                      7,863.25       2,060.00      3,896.25            0.00     1,907.00
                                                    -------------------------------------------------------------------------

A/R - In-House
         Beepers to Go                                    8,662.00       2,960.00                      5,702.00
         School Board of Dade County                      3,093.43                                       240.00     2,853.43
         GMAC Mortgage                                      440.96                                                    440.96
         Ingram Retail Services                           1,145.27                                                  1,145.27
                                                    -------------------------------------------------------------------------
            Subtotal                                     13,341.66       2,960.00          -           5,942.00     4,439.66
                                                    -------------------------------------------------------------------------


A/R - Activation
         Bell South Mobility - Activation                     -
         Sprint - Activation                             17,419.17                                                 17,419.17
                                                    -------------------------------------------------------------------------
            Subtotal                                     17,419.17           0.00          0.00            0.00    17,419.17
                                                    -------------------------------------------------------------------------

A/R - Coop Advertising
         Cell Star -Coop                                 13,127.00                                                 13,127.00
         Ericcson-Coop                                      600.08                                                    600.08
         Lucent Tech-Coop                                   176.00                                                    176.00
         Panasonic-Coop                                     292.00                                                    292.00
         Recoton-Coop                                       281.00                                                    281.00
         Smart Talk-Coop                                    640.00                                                    640.00
         Uniden-Coop                                        417.00                                                    417.00
         Vtech Coop Adv                                   7,255.00                                                  7,255.00
                                                    -------------------------------------------------------------------------
            Subtotal                                     22,788.08           0.00          0.00            0.00    22,788.08
                                                    -------------------------------------------------------------------------


A/R- Market Development
         Psion NSA                                        2,500.00                                                  2,500.00
                                                    -------------------------------------------------------------------------
            Subtotal                                      2,500.00           0.00          0.00            0.00     2,500.00
                                                    -------------------------------------------------------------------------

A/R - Rebate
         Recoton Rebate                                     144.00                                                    144.00
         CellStar Rebate                                  2,971.00                                                  2,971.00
                                                    -------------------------------------------------------------------------
            Subtotal                                      3,115.00           -             -               -        3,115.00
                                                    -------------------------------------------------------------------------

A/R - Residuals
         Bell South Mobility Residuals                        -
                                                    -------------------------------------------------------------------------
            Subtotal                                          -              0.00          0.00            0.00         0.00
                                                    -------------------------------------------------------------------------

A/R - Bobby Allison Cellular Systems of Florida, Inc.
         B Allison Cellular Systems of Florida, Inc.    182,801.72                     7,801.72(1)                175,000.00
                                                    -------------------------------------------------------------------------
            Subtotal                                    182,801.72           0.00      7,801.72            0.00   175,000.00
                                                    -------------------------------------------------------------------------


             GRAND TOTAL ACCOUNTS RECEIVABLE          $ 249,828.88     $ 5,020.00   $ 11,697.97      $ 5,942.00  $227,168.91
                                                    =========================================================================



Note - Collection Letters mailed to all outstanding Accounts Receivable and turned over to legal counsel for final duns letter.

       (1) Rent due August 1, 1998 and AT&T Commissions due August 8, 1998.

                                  ATTACHMENT #2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  2CONNECT EXPRESS, INC.            Case Number: 98-20169-BKC-RBR

For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.
--------------------------------------------------------------------------------
   Date           Days
 Incurred     Outstanding     Vendor       Description              Amount
--------------------------------------------------------------------------------
                 SEE ATTACHED SCHEDULE: "PERIOD CUTOFF AGED AP -
                      HISTORICAL DETAIL AGED BY DUE DATE"



            ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                           $ 164,740.14
Plus: New Indebtedness Incurred This Month                             47,182.92
Less: Amount Paid on Total Accounts Payable                            25,981.63
                                                                    ------------
Ending Month Balance                                                $ 185,941.43
                                                                    ============

SECURED: List status of payments to Secured Creditors and Lessors
(Post-Petition Only):

--------------------------------------------------------------------------------
  Secured          Date                   Number of Post       Total Amount of
 Creditor/       Payment    Payment      Petition Payments      Post-petition
  Lessor           Due      Amount          Delinquent       Payments Delinquent
--------------------------------------------------------------------------------
   NONE

                             2Connect Express, Inc.
       Period Cutoff Aged AP (03.681. - Historical Detail Aged by Due Date
                       Period: 06-99 Aging Date: 08/01/98

-------------------------------------------------------------------------------------------------------------
                                               Vendor
Vendor/         Name/                          Status/                 Disc    Due      Pay
Doc Type        Ref Nbr Inv Nbr               Inv Date    Doc Status   Date    Date     Date         Current
-------------------------------------------------------------------------------------------------------------

4000RENAIS      Renaissance Partners, LC
CK              012965 005052                                 C                                       (70.60)
VO              005075 080398                   8/3/98        A       8/3/98  8/3/98   8/3/98         277.70
                                                                              Vendor Total            207.10
4000STORAL      Stor All
CK              012975 005066                                 C                                      (118.72)
                                                                              Vendor Total           (118.72)
4001CORALC      Coral CS/Ltd. Associates
CK              012976 005065                                 C                                    (7,376.31)
                                                                              Vendor Total         (7,376.31)
5000BOWNE       Bowne of Atlanta
VO              005049 1-98060351-0            7/14/98        A      7/24/98 8/13/98  7/24/98         390.08
VO              005050 1-98060352-0            7/14/98        A      7/24/98 8/13/98  7/24/98         491.84
                                                                              Vendor Total            881.92
5000NEXTEL      Nextel
VO              005074 5191-8                  7/28/98        A      7/28/98 8/12/98  8/12/98          12.86
                                                                              Vendor Total             12.86
5000TELECH      Telecheck
VO              005076 H803295305              7/31/98        A      7/31/98 7/31/98  7/31/98           -
                                                                              Vendor Total              -
5500FPL         Florida Power & Light
VO              005054 71563-09556             7/20/98        A      7/20/98 8/10/98  8/10/98         409.98
                                                                              Vendor Total            409.98
5C000CGI        CGI-Ft. Lauderdale
VO              005064 389402                  7/22/98        A      7/22/98  8/6/98   8/6/98         106.50
                                                                              Vendor Total            106.50
6500EMPLOY      Employer's Health Insurance
CK              012971 005060                                 C                                       (93.77)
                                                                              Vendor Total            (93.77)
6500FORTIS      Fortis Life Insurance
CK              012972 005061                                 C                                       (13.29)
                                                                              Vendor Total            (13.29)
6500HUMANA      Humana Health Insurance
CK              012977 005067                                 C                                    (1,037.32)
                                                                              Vendor Total         (1,037.32)
6500KAHNCA      Kahn Carlin
VO              004827 050198                   5/1/98        H       5/1/98  5/1/98   5/1/98           -
VO              004963 053198                  5/31/98        H      5/31/98 5/31/98  5/31/98           -
VO              005027 060198                   6/1/98        H       6/1/98  6/1/98   6/1/98           -
                                                                              Vendor Total              -


----------------------------------------------------------------------------------------------------------

Vendor/         Name/                                           Days Past Due
Doc Type        Ref Nbr Inv Nbr                 1 To 30     31 To 60     61 To 90    Over 90     Balance
----------------------------------------------------------------------------------------------------------

4000RENAIS      Renaissance Partners, LC
CK              012965 005052                                                                      (70.60)
VO              005075 080398                      -            -            -          -          277.70
                                                   -            -            -          -          207.10
4000STORAL      Stor All
CK              012975 005066                                                                     (118.72)
                                                   -            -            -          -         (118.72)
4001CORALC      Coral CS/Ltd. Associates
CK              012976 005065                                                                   (7,376.31)
                                                   -            -            -          -       (7,376.31)
5000BOWNE       Bowne of Atlanta
VO              005049 1-98060351-0                -            -            -          -          390.08
VO              005050 1-98060352-0                -            -            -          -          491.84
                                                   -            -            -          -          881.92
5000NEXTEL      Nextel
VO              005074 5191-8                      -            -            -          -           12.86
                                                   -            -            -          -           12.86
5000TELECH      Telecheck
VO              005076 H803295305                112.71         -            -          -          112.71
                                                 112.71         -            -          -          112.71
5500FPL         Florida Power & Light
VO              005054 71563-09556                 -            -            -          -          409.98
                                                   -            -            -          -          409.98
5C000CGI        CGI-Ft. Lauderdale
VO              005064 389402                      -            -            -          -          106.50
                                                   -            -            -          -          106.50
6500EMPLOY      Employer's Health Insurance
CK              012971 005060                                                                      (93.77)
                                                   -            -            -          -          (93.77)
6500FORTIS      Fortis Life Insurance
CK              012972 005061                                                                      (13.29)
                                                   -            -            -          -          (13.29)
6500HUMANA      Humana Health Insurance
CK              012977 005067                                                                   (1,037.32)
                                                   -            -            -          -       (1,037.32)
6500KAHNCA      Kahn Carlin
VO              004827 050198                      -            -            -      4,666.62     4,666.62
VO              004963 053198                      -            -       11,324.76       -       11,324.76
VO              005027 060198                      -            -        2,677.00       -        2,677.00
                                                   -            -       14,001.76   4,666.62    18,668.38

                             2Connect Express, Inc.
       Period Cutoff Aged AP (03.681. - Historical Detail Aged by Due Date
                       Period: 06-99 Aging Date: 08/01/98

-------------------------------------------------------------------------------------------------------------
                                               Vendor
Vendor/         Name/                          Status/                 Disc    Due      Pay
Doc Type        Ref Nbr Inv Nbr               Inv Date    Doc Status   Date    Date     Date         Current
-------------------------------------------------------------------------------------------------------------

6500KEMPER      Kemper Insurance Companies
AD              004970 3BG0159400              6/15/98        A       6/15/98          6/15/98          -
AD              005028 060198                   6/1/98        A        6/1/98           6/1/98          -
AD              005030 061998                  6/19/98        A       6/19/98          6/19/98          -
AD              005031 062998                  6/29/98        A       6/29/98          6/29/98          -
AD              005032 062198                  6/21/98        A       6/21/98          6/21/98          -
                                                                              Vendor Total              -
7000BOBBYA      Bobby Allison Cellular
VO              004998 061598                  6/15/98        H       6/15/98 6/15/98  6/15/98          -
VO              004999 061798                  6/17/98        H       6/17/98 6/17/98  6/17/98          -
                                                                              Vendor Total              -
7000CELLST      CellStar
AD              004968 Wire Transfer           6/15/98        A       6/15/98          6/15/98          -
                                                                              Vendor Total              -
7000DIRECT      Direct Wireless
VO              005063 6195                    7/17/98        A       7/17/98 7/17/98  7/17/98          -
                                                                              Vendor Total              -
7000PRIMEC      PrimeCo
AD              004995 29838                    6/1/98        A        6/1/98           6/1/98          -
                                                                              Vendor Total              -
7000SPRINT      Sprint PCS
VO              004489 030598                   3/5/98        H        3/5/98  3/5/98   3/5/98          -
VO              004708 WBE-028087              1/29/97        H       1/29/97 2/28/97  2/28/97          -
                                                                              Vendor Total              -
7200ICANEC      ICanect
VO              004183 013198                  1/31/98        A       1/31/98  3/2/98   3/2/98          -
                                                                              Vendor Total              -
90003COM        3Com Credit Corporation
VO              004578 00008985                 4/1/98        H        4/1/98  4/1/98   4/1/98          -
                                                                              Vendor Total              -
9000BAKERM      Baker & McKenzie
VO              004973 50104273                 6/1/98        H        6/1/98  7/1/98   7/1/98          -
                                                                              Vendor Total              -
9000COLLDA      Coll Davidson Carter
VO              004969 060898                   6/8/98        H        6/8/98  6/8/98   6/8/98          -
                                                                              Vendor Total              -
9000KELLEY      Kelley Drye & Warren, LLP
VO              004858 1302933                 5/15/98        H       5/15/98 5/15/98  5/15/98          -
VO              005026 1307186                  7/6/08        H        7/6/98  7/6/98   7/6/98          -
VO              005040 070198                   7/1/98        H        7/1/98  7/1/98   7/1/98          -
                                                                              Vendor Total              -

----------------------------------------------------------------------------------------------------------

Vendor/         Name/                                           Days Past Due
Doc Type        Ref Nbr Inv Nbr                 1 To 30     31 To 60     61 To 90    Over 90     Balance
----------------------------------------------------------------------------------------------------------

6500KEMPER      Kemper Insurance Companies
AD              004970 3BG0159400                  -       (2,187.00)        -          -       (2,187.00)
AD              005028 060198                      -            -       (2,677.00)      -       (2,677.00)
AD              005030 061998                      -       (2,641.00)        -          -       (2,641.00)
AD              005031 062998                      -         (611.00)        -          -         (611.00)
AD              005032 062198                      -       (9,139.00)        -          -       (9,139.00)
                                                   -      (14,580.00)   (2,677.00)      -      (17,255.00)
7000BOBBYA      Bobby Allison Cellular
VO              004998 061598                      -          980.90         -          -          980.90
VO              004999 061798                      -          310.00         -          -          310.00
                                                   -        1,290.90         -          -        1,290.90
7000CELLST      CellStar
AD              004968 Wire Transfer               -         (779.08)        -          -         (779.08)
                                                   -         (779.08)        -          -         (779.08)
7000DIRECT      Direct Wireless
VO              005063 6195                        8.95         -            -          -            8.95
                                                   8.95         -            -          -            8.95
7000PRIMEC      PrimeCo
AD              004995 29838                       -            -          (74.50)      -          (74.50)
                                                   -            -          (74.50)      -          (74.50)
7000SPRINT      Sprint PCS
VO              004489 030598                      -            -            -        342.00       342.00
VO              004708 WBE-028087                  -            -            -        684.00       684.00
                                                   -            -            -      1,026.00     1,026.00
7200ICANEC      ICanect
VO              004183 013198                      -            -            -        269.34       269.34
                                                   -            -            -        269.34       269.34
90003COM        3Com Credit Corporation
VO              004578 00008985                    -            -            -        208.00       208.00
                                                   -            -            -        208.00       208.00
9000BAKERM      Baker & McKenzie
VO              004973 50104273                    -       13,403.85         -          -       13,403.85
                                                   -       13,403.85         -          -       13,403.85
9000COLLDA      Coll Davidson Carter
VO              004969 060898                      -       17,236.96         -          -       17,236.96
                                                   -       17,236.96         -          -       17,236.96
9000KELLEY      Kelley Drye & Warren, LLP
VO              004858 1302933                     -            -      101,842.14       -      101,842.14
VO              005026 1307186                28,327.44         -            -          -       28,327.44
VO              005040 070198                      -       21,876.39         -          -       21,876.39
                                              28,327.44    21,876.39   101,842.14       -      152,045.97

                             2Connect Express, Inc.
       Period Cutoff Aged AP (03.681. - Historical Detail Aged by Due Date
                       Period: 06-99 Aging Date: 08/01/98

-------------------------------------------------------------------------------------------------------------
                                               Vendor
Vendor/         Name/                          Status/                 Disc    Due      Pay
Doc Type        Ref Nbr Inv Nbr               Inv Date    Doc Status   Date    Date     Date         Current
-------------------------------------------------------------------------------------------------------------

9000KPMG        KPMG Peat Marwick
VO              004357 01821                   2/17/98        H       2/17/98 3/19/98  3/19/98          -
                                                                              Vendor Total              -
                                                                              Report Total         (7,021.05)


----------------------------------------------------------------------------------------------------------

Vendor/         Name/                                           Days Past Due
Doc Type        Ref Nbr Inv Nbr                 1 To 30     31 To 60     61 To 90    Over 90     Balance
----------------------------------------------------------------------------------------------------------

9000KPMG        KPMG Peat Marwick
VO              004357 01821                       -            -            -      6,800.00     6,800.00
                                                   -            -            -      6,800.00     6,800.00
                                              28,449.10    38,451.02   113,092.40  12,969.96   185,941.43


Note 1 - Negative balances are due to invoices paid in advance of the calendar month the expense is recorded.

                                  ATTACHMENT #3
                        INVENTORY AND FIXED ASSETS REPORT
--------------------------------------------------------------------------------
Name of Debtor:   2CONNECT EXPRESS, INC.          Case Number:  98-20169-BKC-RBR

For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)

--------------------------------------------------------------------------------
INVENTORY REPORT
--------------------------------------------------------------------------------
Inventory Balance at Petition Date:                                  $ 2,191,354
                                                                     ===========
Inventory Reconciliation:
  Inventory Balance at Beginning of Month (Period)                   $     7,229
  Inventory Purchased During Month (Period)                                2,017
  Inventory Used or Sold:                                                 (2,197)
  Less Inventory liquidations via court approved auctions
  Less Inventory writedowns to liquidation values
                                                                     -----------
  Inventory On-Hand at End of Month (Period)                         $     7,049
                                                                     ===========
Method of Costing:   Last Cost

--------------------------------------------------------------------------------
FIXED ASSET REPORT
--------------------------------------------------------------------------------
Fixed Assets Fair Market Value at Petition Date:                     $ 2,038,164  NBV
                                                                     ===========
(includes Property, Plant and Equipment)


Fixed Assets Reconciliation:
  Fixed Asset Book Value at Beginning of Month (Period):             $ 1,394,132
  Less: Adjustment to books recording anticipated sale to BAC         (1,386,632) See Note A
  Less: Depreciation Expense for Period:                                       -
  Plus: New Purchases/Additions:                                               -
                                                                     -----------
  Ending Month (Period) Balance per books:                           $     7,500
                                                                     ===========

Note A - Adjustment to reflect the book value of remaining assets after recording the sale of assets to Bobby Allison Cellular Systems of Florida, Inc., which is included in Accounts Receivable.

                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: 2CONNECT EXPRESS, INC.            Case Number: 98-20169-BKC-RBR
For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: First Union National Bank       BRANCH: Commercial Banking Broward

ACCOUNT NAME:                      2Connect Express, Inc. DIP Operating Account
ACCOUNT NUMBER:                    2090002563870
PURPOSE OF ACCOUNT:                Post Petition Operating Account

Beginning Balance                                          $ 399,653.00
Total of Deposits Made                                        42,962.08
Amount of Deposits from Account Sweeps (See Note Below)      420,846.98
Amount of Receipts from Account Sweeps (See Note Below)     (420,846.98)
Amount of Cash funding Payroll Account                       (24,846.98)
Total Amount of Checks Written                               (27,550.67)
                                                           ------------
Closing Balance                                            $ 390,217.43
                                                           ============
Number of 1st Check Written This Period:                                    012931
Number of Last Check Written This Period:                                   012977
                                                                          --------
Total Number of Checks Written or voided This Period:                           46
                                                                          ========



Note - Daily "Sweep" transfers are made from store depository sub-accounts
       (zero balance accounts) to concentration account.


                               INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------
   Type of Negotiable             Face             Purchase            Date of
       Instrument                 Value             Price              Purchase
--------------------------------------------------------------------------------

None

                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: 2CONNECT EXPRESS, INC.            Case Number: 98-20169-BKC-RBR
For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: First Union National Bank       BRANCH: Commercial Banking Broward

ACCOUNT NAME:          2Connect Express, Inc. DIP Payroll Account
ACCOUNT NUMBER:        2090002563883
PURPOSE OF ACCOUNT:    Post Petition Payroll Account


Beginning Balance                           (0.33)
Total of Deposits Made                  24,846.98
Total Amount of Checks Written         (24,846.98)
Service Charges                              --
                                      -----------
Closing Balance                             (0.33)        Since this is a Zero Balance account,
                                      ===========          negative balances represent
                                                           outstanding checks.

Number of 1st Check Written This Period:                           1943
Number of Last Check Written This Period:                          1953
                                                                -------
Total Number of Checks Written This Period:                          10
                                                                =======



                               INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------
  Type of Negotiable            Face           Purchase              Date of
      Instrument                Value            Price              Purchase
-------------------------------------------------------------------------------

      NONE

ATTACHMENT #5

CHECK REGISTER

Name of Debtor: 2CONNECT EXPRESS, INC.           Case Number: 98-20169-BKC-RBR

For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)

Name of Bank: First Union National Bank       Branch: Commercial Banking Broward

Account Name:        2Connect Express, Inc. DIP Operating Account
Account Number:      2090002563870
Purpose of Account:  Primary Operating Account

Account for all check numbers, including voided, lost, stopped payment, etc.



--------------------------------------------------------------------------------------------------------------------
   Date      Ck #                  Payee                             Purpose                               Amount
--------------------------------------------------------------------------------------------------------------------
  7/1/98   Debit       Balance Adj.                          Reconciling Adjustment                     $      0.20
  7/1/98   012847      Void                                  Void Check                                      (64.00)
  7/6/98   012931      Thomas H. Hicks                       Employee Expenses                             1,057.23
  7/6/98   012932      Renaissance Partners, LC              Rent                                          1,550.24
  7/6/98   012933      BellSouth                             Telephone                                       340.00
  7/6/98   012934      Florida Power & Light                 Utilities                                       429.55
  7/6/98   012935      CGI-Ft. Lauderdale                    Freight                                          86.80
  7/6/98   012936      U.S. Postmaster                       Postage                                           --
  7/6/98   012937      SED International, Inc.               Inventory                                       599.00
  7/6/98   012938      Brightpoint                           Inventory                                     1,182.40
  7/6/98   012939      Direct Wireless                       Inventory                                        46.95
  7/6/98   Debit       Novus Monthly Settlement              Credit Card Processing Fees                      10.49
  7/9/98   012940      Direct Wireless                       Inventory                                        17.45
 7/10/98   Debit       Commercial Bank Charges               Bank Fees                                       592.22
 7/13/98   012941      Claude Sordelet                       Insurance Reimbursement                         122.50
 7/13/98   012942      American Stock Transfer Co.           Transfer Agent                                  500.00
 7/13/98   012943      Nextel                                Telephone                                        17.96
 7/13/98   012944      Telecheck                             Check Processing Fees                           252.43
 7/13/98   012945      CGI-Ft. Lauderdale                    Freight                                           8.70
 7/13/98   012946      Void                                  Void Check                                        --
 7/13/98   012947      Florida Department of Revenue         Sales Tax                                       876.14
 7/13/98   012948      U.S. Postmaster                       Postage                                          32.00
 7/14/98   012949      Void                                  Void Check                                        --
 7/14/98   012950      Cartridge Crafter, Inc.               Toner                                            63.55
 7/16/98   012951      Thomas H. Hicks                       Postage/Printing                                105.61
 7/16/98   012952      Stor All                              Rent                                             19.25
 7/16/98   012953      BellSouth                             Telephone                                       262.75
 7/16/98   012954      CGI-Ft. Lauderdale                    Freight                                          50.25
 7/16/98   012955      Bobby Allison Cellular                Inventory                                       170.99
 7/16/98   012956      United States Trustee                 Trustee Fee                                   3,750.00
 7/16/98   012957      Fredrica Blank                        Court Authorized Refund                          37.79
 7/16/98   012958      Jefory Burke                          Court Authorized Refund                         127.19
 7/16/98   012959      Marcus Ellner                         Court Authorized Refund                         129.99
 7/16/98   012960      Gabriel Escaloua/Maria Luga           Court Authorized Refund                         169.59
 7/16/98   012961      Jerry Khouly                          Court Authorized Refund                         127.79
 7/16/98   012962      Diana Mercogliano                     Court Authorized Refund                         160.79
 7/16/98   012963      Arlene J. Sperling                    Court Authorized Refund                         171.00
 7/16/98   012964      Gary Vuong                            Court Authorized Refund                         105.99



 7/27/98   012965      Renaissance Partners, LC              Utilities                                       604.50
 7/27/98   012966      Bowne of Atlanta                      Printing                                        727.16
 7/27/98   012967      Hancock Moving & Storage              Rent                                          3,990.00
 7/27/98   012968      Coral Springs Improvement Dist        Utilities                                        21.00
 7/27/98   012969      Trescom International                 Telephone                                       138.96
 7/27/98   012970      CGI-Ft. Lauderdale                    Freight                                          67.90
 7/27/98   012971      Employer's Health Insurance           Insurance                                        93.77
 7/27/98   012972      Fortis Life Insurance                 Insurance                                        13.29
 7/27/98   012973      Sun Sentinel                          Classified Ad                                   219.25
 7/28/98   012974      Simon Louis                           Post-petition Refund                             31.70
 7/28/98   012975      Stor All                              Rent                                            118.72
 7/28/98   012976      Coral CS/Ltd. Associates              Rent                                          7,376.31
 7/28/98   012977      Humana Health Insurance               Insurance                                     1,037.32

                                                                                                        ===========
                                                                                                        $ 27,550.67
                                                                                                        ===========

              ATTACHMENT #5

              CHECK REGISTER

Name of Debtor: 2CONNECT EXPRESS, INC.           Case Number:   98-20169-BKC-RBR

For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)

Name of Bank: First Union National Bank       Branch: Commercial Banking Broward

Account Name:        2Connect Express, Inc. DIP Payroll Account
Account Number:      2090002563883
Purpose of Account:  Payroll Account

Account for all check numbers, including voided, lost, stopped payment, etc.



----------------------------------------------------------------------------------------
 Date      Ck #       Payee                                Purpose              Amount
----------------------------------------------------------------------------------------
 7/9/98   1943   Hicks, Thomas                            Net Pay               5,410.46
 7/9/98   1944   Bolden, Maria                            Net Pay                 937.42
 7/9/98   1945   Chalfant, Christopher                    Net Pay               1,701.29
 7/9/98   1946   Kinsey, Jeanine                          Net Pay                 800.47
 7/9/98   1947   Smith, Donald                            Net Pay                  88.88
 7/9/98   1948   Silverman, Patricia                      Net Pay                 843.54
 7/9/98   Debit  ADP Fees                                 Payroll Fees             54.59
 7/9/98   Debit  ADP Taxes                                Payroll Taxes         2,571.10
7/17/98   Debit  ADP Fees                                 Payroll Fees             31.00
7/24/98   1949   Hicks, Thomas                            Net Pay               5,318.75
7/24/98   1950   Silverman, Patricia                      Net Pay                 998.42
7/24/98   1951   Bolden, Maria                            Net Pay                 937.42
7/24/98   1952   Chalfant, Christopher                    Net Pay               1,720.63
7/24/98   1953   Kinsey, Jeanine                          Net Pay                 800.48
7/24/98   Debit  ADP Fees                                 Payroll Fees             54.00
7/24/98   Debit  ADP Taxes                                Payroll Taxes         2,578.53
                                                                             -----------
                                                                             $ 24,846.98
                                                                             ===========

                                  ATTACHMENT #6

                               MONTHLY TAX REPORT

Name of Debtor: 2CONNECT EXPRESS, INC.           Case Number: 98-20169-BKC-RBR
For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)

                      TAXES PAID DURING THE MONTH (PERIOD)
                 Report all post-petition taxes paid directly or
                        deposited into the tax account.

-----------------------------------------------------------------------------------------------------------
   Date        Bank or Payee                   Description                                         Amount
-----------------------------------------------------------------------------------------------------------

7/13/98   Florida Department of Revenue      Consolidated Sales Tax Return for June, 1998         $  876.14
 7/8/98   IRS and Fla Dept of Rev            PR taxes deposited by ADP                             2,571.10
7/24/98   IRS and Fla Dept of Rev            PR taxes deposited by ADP                             2,578.53
                                                                                                  ---------
                                                                                                  $6,025.77
                                                                                                  =========



                               TAXES OWED AND DUE
Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed:
See Above

-----------------------------------------------------------------------------------------------------------------------------
   Name of Taxing                Date Pmt.
     Authority                     Due                Description                                                     Amount
-----------------------------------------------------------------------------------------------------------------------------
Florida Department of Revenue     8/20/98    Consolidated Sales Tax Return for July, 1998                            $ 105.24
                                                                                                                     ========

                                  ATTACHMENT #7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: 2Connect Express, Inc.          Case Number: 98-20169-BKC-RBR

For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)

Report all compensation received during the period. Do not include reimbursement for expenses incurred for which you have receipts.


-------------------------------------------------------------------------------
   Officer or Owner Name                   Title                      Amount
                                                                       Paid
-------------------------------------------------------------------------------
Thomas H. Hicks                   CEO COO and CFO                    13,461.54


                                                   ------------------------------------------------------
                            PERSONNEL REPORT               Store               Corporate            Total
                                                   ----------------------------------------------
                                                   Full Time  Part Time  Full Time    Part Time
                                                   -----------------------------------------------------
Number of Employees at Beginning of Period              1        -           3             -          4
Number Hired during Period                              -        -           -             -          0
Number Terminated or Resigned during Period             1        -           -             -          1
                                                   -------------------------------------------------------
Number of Employees on payroll at end of Period         0        0           3             0          3
                                                   =======================================================



                             CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


----------------------------------------------------------------------------------------------------------------------------------
                                         Agent &                 Policy              Type of                   Expiry     Premium
            Carrier                      Phone #                 Number              Coverage                   Date      Due Date
----------------------------------------------------------------------------------------------------------------------------------
Agricultural Excess & Surplus   Kahn-Carlin & Company, Inc.    NSP2108136     Directors & Officers Liability  (See Note)   Paid
                                 Roy Fabry
                                 Telephone (954) 767-6066
Reliance Insurance Company      Kahn-Carlin & Company, Inc.    QB8615829      Commercial Application,          10/9/98    Monthly
                                                                              Property, General Liability,
                                                                              Business Auto, Garage & Dealers,
                                                                              Crime, Umbrella
Kemper-American Motorists Ins.  Kahn-Carlin & Company, Inc.    3BG01594400    Workers Compensation             10/9/98    Monthly
CAN                             Kahn-Carlin & Company, Inc.    0000685C       Employment Related Prac Liab     9/11/98     Paid
Humana, Inc.                    Humana, Inc.                   Group #133739  Employee Health and Life         9/30/98    Monthly
                                 Stacey Granger
                                 Phone (800) 442-5555


Directors & Officers Liability Insurance is being funded by Directors and Officers directly, and not being paid for by the Company.

ATTACHMENT #8
SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
For the Period Beginning July 5, 1998 and Ending August 1, 1998 (fiscal month per books)


The Company filed an 8-K report with the Security and Exchange Commission on July 23, 1998 announcing that it had filed a motion with the United States Bankruptcy Court, Southern District of Florida, to amend its Disclosure Statement to provide for the extinguishment of all pre-confirmation equity interests in 2Connect Express, Inc. as of the effective date of the Plan of Reorganization. An expedited hearing was held on August 5, 1998 which approved such motion.